UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2005

AMERICAN WATER STAR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32220	87-0636498
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4560 South Decatur Boulevard
Suite 301
Las Vegas, Nevada	89103
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including are code: (702) 740-7036

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 9, 2005, American Water Star released a press release announcing the addition of Delta Distributing, Inc. to our network of distributors. Delta Distributing is based out of Marietta, Georgia and will distribute American Water Star's products throughout the Southeastern United States.

A copy of the press release is attached hereto as exhibit 99.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Title of Description
99	Press Release of the Company, dated February 9, 2005 announcing the addition of Delta Distributing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER STAR, INC.

By: /s/ Roger Mohlman

Roger Mohlman, President / CEO

Date: February 9, 2005